EXHIBIT 10.5.2

                     SCHEDULE OF ADDITIONAL INDEBTEDNESS TO
                   CATERPILLAR FINANCIAL SERVICES CORPORATION

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
Promissory Note and Security Agreement dated March 6, 1997
  Original principal amount:                                                 $500,500
  Interest rate:                                                             9.15%
  Term:                                                                      60 months

Promissory Note and Security Agreement dated October 24, 1997
  Original principal amount:                                                 $535,854
  Interest rate:                                                             9.15%
  Term:                                                                      60 months

Promissory Note and Security Agreement dated January 22, 1998
  Original principal amount:                                                 $48,990
  Interest rate:                                                             9.0%
  Term:                                                                      84 months
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     The foregoing Schedule summarizes the material terms of additional indebtedness the documentation of which is otherwise substantially identical to
Exhibit 10.5.1.